UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2009 (August 24, 2009)

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	333-153356 (Commission File Number)	26-2875286 (IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

Dealer Manager Agreement

On August 24, 2009, Inland Diversified Real Estate Trust, Inc., a Maryland corporation (referred to herein as “us,” “we,” “our” or the “Company”) entered into a Dealer Manager Agreement (the “Dealer Manager Agreement”) with Inland Securities Corporation (“Inland Securities”).  As described in our final prospectus, dated August 24, 2009 and filed on August 25, 2009 with the Securities and Exchange Commission pursuant to Rule 424(b)(3) (the “Prospectus”) under the Securities Act of 1933, as amended (the “Securities Act”), Inland Securities is a wholly-owned subsidiary of Inland Real Estate Investment Corporation (“IREIC”), the Company’s sponsor, which is itself a wholly-owned subsidiary of The Inland Group, Inc. (“The Inland Group”).

The Dealer Manager Agreement provides that Inland Securities will act as our dealer manager in connection with the “best efforts” offering (the “Offering”) of 500,000,000 shares of our common stock at a price of $10.00 per share.  Except for “special sales” or sales eligible for volume discounts, we will pay Inland Securities (1) selling commissions of 7.5% of the selling price of the shares of common stock sold on a “best efforts” basis, up to 7% of which may be reallowed to soliciting dealers, and (2) a marketing contribution equal to an additional 2.5% of the gross proceeds from the offering of shares sold on a “best efforts” basis, up to 1.5% of which may be reallowed to soliciting dealers.  In addition, we will reimburse Inland Securities and the soliciting dealers for bona fide out-of-pocket, itemized and detailed due diligence expenses, in amounts up to 0.5% of the gross offering proceeds; provided, that these expenses may, in our sole discretion, be reimbursed from amounts paid or reallowed as a marketing contribution, or may be reimbursed from issuer costs; provided, further, that issuer costs may not exceed 5% of the gross offering proceeds.  Further, we have agreed to indemnify Inland Securities and each soliciting dealer against certain liabilities, damages and expenses, including those under the Securities Act, and may advance amounts to an indemnified party for legal and other expenses and costs, in each case subject to the limitations and conditions set forth in the Dealer Manager Agreement.

The information set forth above with respect to the Dealer Manager Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Dealer Manager Agreement, which is attached hereto as Exhibit 1.1 and is incorporated into this Item 1.01 disclosure by reference.

Business Management Agreement

On August 24 2009, we entered into a Business Management Agreement (the “Business Management Agreement”) with Inland Diversified Business Manager & Advisor, Inc. (the “Business Manager”).  The Business Manager is a wholly-owned subsidiary of IREIC.

The material terms and conditions of the Business Management Agreement are set forth in the Prospectus under the heading “Management – The Business Management Agreement,” which discussion is incorporated into this Item 1.01 disclosure by reference.

 The information set forth above with respect to the Business Management Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Business Management Agreement, which is attached hereto as Exhibit 10.1 and is incorporated into this Item 1.01 disclosure by reference.

Real Estate Management Agreements

On August 24, 2009, we entered into Master Real Estate Management Agreements (collectively, the “Real Estate Management Agreements”) with each of Inland Diversified Real Estate Services LLC,

Inland Diversified Asset Services LLC, Inland Diversified Leasing Services LLC and Inland Diversified Development Services LLC (collectively, the “Real Estate Managers”).  The Real Estate Managers are each limited liability companies, the sole member of which is Inland Diversified Management HOLDCO LLC, which has four members, all corporations, which are controlled by the four principals of The Inland Group.

 The material terms and conditions of the Real Estate Management Agreements are set forth in the Prospectus under the headings “Management – Real Estate Management Agreements” and “Management – The Business Management Agreement – Liability and Indemnification,” which discussions are incorporated into this Item 1.01 disclosure by reference.

 The information set forth above with respect to the Real Estate Management Agreements does not purport to be complete in scope and is qualified in its entirety by the full text of the Real Estate Management Agreements, which are attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated into this Item 1.01 disclosure by reference.

Property Acquisition Agreement

On August 24, 2009, we and the Business Manager entered into a Property Acquisition Agreement (the “Property Acquisition Agreement”) with Inland Real Estate Acquisitions, Inc. (“IREA”).  IREA is an indirect wholly owned subsidiary of The Inland Group.

The material terms and conditions of the Property Acquisition Agreement are set forth in the Prospectus under the heading “Management – Other Agreements with Affiliates of IREIC – Property Acquisition Agreement,” which discussion is incorporated into this Item 1.01 disclosure by reference.

The information set forth above with respect to the Property Acquisition Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Property Acquisition Agreement, which is attached hereto as Exhibit 10.6 and is incorporated into this Item 1.01 disclosure by reference.

Investment Advisory Agreement

On August 24, 2009, we entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with Inland Investment Advisors, Inc. (“Inland Advisors”).  Inland Advisors is an indirect wholly owned subsidiary of The Inland Group.

The material terms and conditions of the Investment Advisory Agreement are set forth in the Prospectus under the heading “Management – Other Agreements with Affiliates of IREIC – Investment Advisory Agreement,” which discussion is incorporated into this Item 1.01 disclosure by reference.

The information set forth above with respect to the Investment Advisory Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Investment Advisory Agreement, which is attached hereto as Exhibit 10.7 and is incorporated into this Item 1.01 disclosure by reference.

Escrow Agreement

On August 24, 2009, we and Inland Securities entered into an Escrow Agreement (the “Escrow Agreement”) with UMB Bank, N.A. (“UMB Bank”).  As mentioned above, Inland Securities is a wholly-owned subsidiary of IREIC.  Other than in respect of the Escrow Agreement, the Company does not believe that there are any material relationships between the Company or its affiliates and UMB Bank.

 The material terms and conditions of the Escrow Agreement are set forth in the Prospectus under the heading “Plan of Distribution – Escrow Conditions,” which discussion is incorporated into this Item 1.01 disclosure by reference.  We have agreed to pay UMB Bank reasonable fees for its services under the Escrow Agreement.  In addition, the Company has agreed to indemnify UMB Bank against any loss, liability or expense that it may incur in connection with the Escrow Agreement without negligence, recklessness or misconduct on its part.

The information set forth above with respect to the Escrow Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Escrow Agreement, which is attached hereto as Exhibit 10.8 and is incorporated into this Item 1.01 disclosure by reference.

Item

9.01.

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description

1.1	Dealer Manager Agreement, dated August 24, 2009, by and between Inland Diversified Real Estate Trust, Inc. and Inland Securities Corporation

10.1	Business Management Agreement, dated as of August 24, 2009, by and between Inland Diversified Real Estate Trust, Inc. and Inland Diversified Business Manager & Advisor, Inc.

10.2	Master Real Estate Management Agreement, dated as of August 24, 2009, by and between Inland Diversified Real Estate Trust, Inc. and Inland Diversified Real Estate Services LLC

10.3	Master Real Estate Management Agreement, dated as of August 24, 2009, by and between Inland Diversified Real Estate Trust, Inc. and Inland Diversified Asset Services LLC

10.4	Master Real Estate Management Agreement, dated as of August 24, 2009, by and between Inland Diversified Real Estate Trust, Inc. and Inland Diversified Leasing Services LLC

10.5	Master Real Estate Management Agreement, dated as of August 24, 2009, by and between Inland Diversified Real Estate Trust, Inc. and Inland Diversified Development Services LLC

10.6

Property Acquisition Agreement, dated as of August 24, 2009, by and among Inland Diversified Real Estate Trust, Inc., Inland Diversified Business Manager & Advisor, Inc. and Inland Real Estate Acquisitions, Inc.

10.7	Investment Advisory Agreement for Discretionary Accounts, dated as of August 24, 2009, by and between Inland Diversified Real Estate Trust, Inc. and Inland Investment Advisors, Inc.

10.8	Escrow Agreement, dated as of August 24, 2009, by and among Inland Diversified Real Estate Trust, Inc., Inland Securities Corporation and UMB Bank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date: August 27, 2009	By:	/s/ Barry L. Lazarus
	Name:	Barry L. Lazarus
	Title:	President

Exhibit Index

Exhibit No.	Description

1.1	Dealer Manager Agreement, dated August 24, 2009, by and between Inland Diversified Real Estate Trust, Inc. and Inland Securities Corporation

10.1	Business Management Agreement, dated as of August 24, 2009, by and between Inland Diversified Real Estate Trust, Inc. and Inland Diversified Business Manager & Advisor, Inc.

10.2	Master Real Estate Management Agreement, dated as of August 24, 2009, by and between Inland Diversified Real Estate Trust, Inc. and Inland Diversified Real Estate Services LLC

10.3	Master Real Estate Management Agreement, dated as of August 24, 2009, by and between Inland Diversified Real Estate Trust, Inc. and Inland Diversified Asset Services LLC

10.4	Master Real Estate Management Agreement, dated as of August 24, 2009, by and between Inland Diversified Real Estate Trust, Inc. and Inland Diversified Leasing Services LLC

10.5	Master Real Estate Management Agreement, dated as of August 24, 2009, by and between Inland Diversified Real Estate Trust, Inc. and Inland Diversified Development Services LLC

10.6

Property Acquisition Agreement, dated as of August 24, 2009, by and among Inland Diversified Real Estate Trust, Inc., Inland Diversified Business Manager & Advisor, Inc. and Inland Real Estate Acquisitions, Inc.

10.7	Investment Advisory Agreement for Discretionary Accounts, dated as of August 24, 2009, by and between Inland Diversified Real Estate Trust, Inc. and Inland Investment Advisors, Inc.

10.8	Escrow Agreement, dated as of August 24, 2009, by and among Inland Diversified Real Estate Trust, Inc., Inland Securities Corporation and UMB Bank, N.A.